UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 27, 2014

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

301 Binney Street		02142
Cambridge, Massachusetts		(Zip code)
(Address of principal executive offices)
(617) 621-7722
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c), (e)      Appointment of Thomas Graney as Chief Financial Officer and Senior Vice President of Finance and Corporate Strategy

Effective August 27, 2014, Ironwood Pharmaceuticals, Inc. (the “Company”) appointed Thomas Graney, 49, as its Chief Financial Officer and Senior Vice President of Finance and Corporate Strategy. Prior to joining the Company, Mr. Graney served as Worldwide Vice President of Finance and Chief Financial Officer of Ethicon, a global leader in surgical medical devices and a Johnson & Johnson (“J&J”) company, from January 2010 to August 2014.  Prior to that, Mr. Graney held a number of strategic development, finance and accounting positions at J&J and its affiliates since 1994, including Vice President of Finance for J&J Global Supply Chain from August 2009 to January 2010.  A Chartered Financial Analyst charterholder, Mr. Graney holds a Bachelor of Science degree in accounting from the University of Delaware and an M.B.A. in marketing, finance and international business from the Leonard N. Stern School of Business at New York University.

Mr. Graney will receive an initial base salary of $375,000 per year, and will have an individual bonus target of 30% of his base salary, subject to achievement of individual and corporate goals and prorated for his first year of employment based on his start date with the Company.  Mr. Graney will also receive a one-time bonus of $200,000 in connection with his joining the Company, which is subject to recoupment by the Company should Mr. Graney voluntarily terminate his employment with the Company or if he is terminated by the Company for cause, in each case, within one year of his start date.  Consistent with the Company’s practice for all new employees, Mr. Graney received an initial grant of stock options to purchase 300,000 shares of the Company’s Class A common stock that were granted under the Company’s Amended and Restated 2010 Employee, Director and Consultant Equity Incentive Plan.  Subject to Mr. Graney’s continued employment with the Company, 150,000 of such stock options will vest over four years as to 25% of the shares on the first anniversary of Mr. Graney’s start date and as to 1/48th of the total shares each month thereafter for the next 36 months, and 150,000 of such options will vest based upon the achievement of each of the following three milestones (50,000 options vesting per milestone):

•                 acceptance by the U.S. Food and Drug Administration of a second new drug application (“NDA”) for a product from an internal or external development program of the Company (excluding supplemental NDAs for linaclotide, but including NDAs for linaclotide combination products);

•                 the Company’s achievement of an average market capitalization of at least $20.00 per share of its Class A common stock for forty-five days out of any sixty day period on a split-adjusted basis; and

•                 the Company’s achievement of $1 billion in annual (calendar year) net global pharmaceutical product sales (including partnered or licensed product revenue).

Mr. Graney is also eligible for temporary living coverage for two years from his start date with the Company in an aggregate amount not to exceed $70,000 per year.  This is subject to Mr. Graney’s continued employment with the Company and includes an allowance for housing and transportation (to be provided to Mr. Graney net of applicable taxes).  Mr. Graney is also eligible to receive twelve (12) months of salary continuation if he is involuntarily terminated by the Company without cause.

In addition, the Company has entered into an indemnification agreement with Mr. Graney, the terms of which are consistent with the form of indemnification agreement described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 18, 2014 in connection with the Company’s 2014 annual meeting of stockholders, such description being incorporated herein by reference.

There is no arrangement or understanding between Mr. Graney and any other person pursuant to which Mr. Graney was selected the Company’s Chief Financial Officer and Senior Vice President of Finance and Corporate Strategy. Mr. Graney is not, and has not been since January 1, 2013, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The full text of the press release issued in connection with the announcement of Mr. Graney’s appointment as the Company’s Chief Financial Officer and Senior Vice President of Finance and Corporate Strategy is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b)      Transition of Michael J. Higgins from Chief Operating Officer and Chief Financial Officer to Chief Operating Officer of the Company

Effective August 27, 2014, Michael J. Higgins transitioned out of his role as the Company’s Chief Financial Officer.  Mr. Higgins plans to remain as Chief Operating Officer of the Company through December 2014 to ensure a smooth transition.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements about the Company’s leadership, management transition plans, management compensation, growth, business strategy, productivity and the potential of its marketed and investigational medicines and their impact. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include, but are not limited to, those related to pre-clinical and clinical development, manufacturing, and formulation development; decisions made by regulatory authorities; decisions made by the U.S. Patent and Trademark Office and its foreign counterparts; intellectual property rights of competitors or potential competitors; efficacy, safety and tolerability; competition in disease states; the commercial potential of the Company’s product and product candidates; the risk that the Company may never get sufficient patent protection for its product and product candidates; the risk that the Company’s planned investments do not have the anticipated effect on the Company’s revenues, or its product or product candidates; the risk that the Company is unable to manage its operating expenses over the year due to foreseeable or unforeseeable events or occurrences; and the risks presented by future business decisions made by the Company and its competitors or potential competitors. Applicable risks also include those that are listed under the heading “Risk Factors” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, in addition to the risk factors that are listed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other subsequent SEC filings. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K. Except as otherwise noted, these forward-looking statements speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Ironwood Pharmaceuticals, Inc. Press Release dated September 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: September 2, 2014	By:	/s/	Halley E. Gilbert
	Name:		Halley E. Gilbert
	Title:		Senior Vice President, Chief Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ironwood Pharmaceuticals, Inc. Press Release dated September 2, 2014